EXHIBIT 10(hh)

CONFIDENTIAL TREATMENT REQUESTED

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***]

Execution Version

COMMITMENT AGREEMENT

January 23, 2019 (the “Commitment Agreement Date”)

Athene Annuity and Life Company (“Insurer”) is pleased to provide, on the following terms, the non-participating single premium group annuity contract, supported by a dedicated separate account and guaranteed by its general account (the “Contract”) for the Weyerhaeuser Pension Plan (the “Plan”) in consideration of the mutual promises made and representations, warranties and covenants contained in this Commitment Agreement (this “Commitment Agreement”). For purposes of this Commitment Agreement, capitalized terms will have the meaning set forth in paragraph 9. By signing this Commitment Agreement, Insurer, Weyerhaeuser Company (the “Company”), and State Street Global Advisors Trust Company, acting solely in its capacity as the independent fiduciary of the Plan (the “Independent Fiduciary”), agree as follows:

1.	GAC Issuance and GAC Issuance True-Up Premium. Insurer agrees to issue the Contract as follows:

a.
Specimen GAC Form Issuance. On the Scheduled GAC Issuance Date, subject to Insurer’s receipt of the Premium Due Date Transfers and any GAC Issuance True-Up Premium due to Insurer and subject to the terms of paragraphs 1.b. and 1.c., Insurer irrevocably agrees to issue the Contract with an effective date that is the Premium Due Date and in accordance with this Commitment Agreement and the Contract, irrevocably commits to make payments owed to Payees under the Contract on and after the Annuity Start Date; provided that, if the parties are unable to complete the take over of administration services regarding payments under the Contract pursuant to paragraph 6 prior to the Annuity Start Date, Insurer shall make a bulk payment to the Plan Trust (or in such other manner as the parties agree) equal to the Aggregate Monthly Payment as defined in the Contract) for each month until administration is transferred to Insurer pursuant to paragraph 6. The Contract will be in substantially the form of the specimen group annuity contract (the “Specimen GAC Form”) attached hereto as Schedule 1 with such updates agreed upon pursuant to and in accordance with paragraph 2.

b.
Form of Annuities and Payments under the Contract. The type, description and forms of annuities (e.g., single life annuity, joint and survivor annuity), payments under the Contract and other terms of the Contract will be consistent with the terms of Insurer’s proposal dated January 18, 2019 (the “Proposal”) as updated to reflect (i) any modifications contemplated in Insurer’s Final Annuity Quote Sheet dated January 23, 2019 (the “Final Annuity Quote Sheet”) and (ii) any modifications mutually agreed to between the parties after the Commitment Agreement Date and before the 35th Business Day prior to the Scheduled GAC Issuance Date. Subject to Insurer’s receipt of the Premium Due Date Transfers, Insurer will make payments to Payees commencing on the Annuity Start Date in accordance with the Proposal and the Final Annuity Quote Sheet until the Contract has been issued and, for the avoidance of doubt, will make such payments even if the Contract has not been issued by Insurer as of the Annuity Start Date. The original annuity exhibit to the Contract will be consistent with the Payees (including annuitants, contingent annuitants, alternate payees and beneficiaries) on the Tab titled DG2 of the Base File.

Commitment Agreement, dated January 23, 2019
CONFIDENTIAL

CONFIDENTIAL TREATMENT REQUESTED

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***]

c.
Necessary Data. As a condition to Insurer’s issuing of the Contract, the Company will deliver or cause to be delivered to Insurer the data necessary for Insurer to prepare the annuity exhibit and the information necessary for Insurer to draft provisions of the Contract and administer the payments thereunder, including but not limited to, information such as factor tables and sample calculations. If there are any delays in the delivery of the foregoing information based on the delivery dates set forth in Schedule 7 or such other delivery dates as may be designated by Insurer, Insurer may refer any Payee who contacts Insurer to the Company Contact for assistance and Insurer may, in its sole discretion, delay the mailing of Welcome Kits and annuity certificates. Insurer may exclude from the annuity exhibit any Payee for which Insurer has not been provided each of the following: (i) name, (ii) gender, (iii) date of birth and (iv) social security or federal taxpayer identification number. Notwithstanding the foregoing, if the (1) name, (2) gender, (3) date of birth or (4) social security or federal taxpayer identification number for a Payee that is provided in accordance with this paragraph 1.d.ii is determined to be incorrect after the Scheduled GAC Issuance Date, any adjustments or amendments to the Contract shall be made solely in accordance with the terms of the Contract.

d.
GAC Issuance True-Up Premium. Schedule 8 provides a description of the methodologies and procedures by which Insurer will calculate the GAC Issuance True-Up Premium. Insurer and the Company will cooperate in good faith so that Insurer can calculate the GAC Issuance True-Up Premium, subject to the following acknowledgements, limitations and conditions:

i.
GAC Issuance Data. To the extent that the Company discovers or has any Data Corrections after the Commitment Agreement Date and prior to the date that is 35 Business Days prior to the Scheduled GAC Issuance Date (the “GAC Issuance Data Notice Date”), the Company will provide written notice of such Data Correction as promptly as reasonably practicable to Insurer. Insurer will only be responsible for incorporating into the calculation of the GAC Issuance True-Up Premium those Data Corrections that have been notified to Insurer by the Company on or prior to the GAC Issuance Data Notice Date together with any other Data Corrections identified by Insurer (the “GAC Issuance Data”). Such incorporation is subject to Insurer’s agreement with such Data Corrections and any limitations on incorporating such Data Corrections into the GAC Issuance True-Up Premium set forth in Schedule 8.

ii.
GAC Issuance Annuity Exhibit. Twenty Business Days prior to the Scheduled GAC Issuance Date, Insurer will deliver to the Company a proposed annuity exhibit utilizing and consistent with the Base File and the GAC Issuance Data. Fifteen Business Days prior to the Scheduled GAC Issuance Date, the Company will respond to Insurer with any questions on the annuity exhibit. Insurer and the Company will cooperate in good faith to resolve any discrepancies on or prior to the eleventh Business Day prior to the Scheduled GAC Issuance Date and Insurer will reflect in the annuity exhibit any changes that have been agreed to on or prior to such eleventh Business Day. Insurer may exclude from the annuity exhibit any Payee for which Insurer has not been provided each of the following: (1) name, (2) gender, (3) date of birth and (4) social security or federal taxpayer identification number.

iii. GAC Issuance True-Up Premium. Eight Business Days prior to the Scheduled GAC Issuance Date, Insurer will send the calculation of the GAC Issuance True-Up Premium to the Company for review. Five Business Days prior to the Scheduled GAC Issuance Date, the Company will respond

Commitment Agreement, dated January 23, 2019
CONFIDENTIAL

CONFIDENTIAL TREATMENT REQUESTED

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***]

to Insurer with any questions on the GAC Issuance True-Up Premium. Insurer and the Company will cooperate in good faith to resolve any discrepancies on or prior to the third Business Day prior to the Scheduled GAC Issuance Date. If the Company and Insurer cannot resolve any dispute with respect to the GAC Issuance True-Up Premium on or prior to the date that is three Business Days prior to the Scheduled GAC Issuance Date, then Insurer’s determination will control for purposes of the GAC Issuance True-Up Premium, but the Company or the Independent Fiduciary may immediately commence an arbitration dispute pursuant to Schedule 4 with respect to the GAC Issuance True-Up Premium.
iv. GAC Issuance True-Up Premium Payment. The GAC Issuance True-Up Premium will be paid on the Scheduled GAC Issuance Date as follows: (A) if the GAC Issuance True-Up Premium is a positive number, then the Independent Fiduciary will irrevocably direct the Plan Trustee to pay to Insurer an amount, in Cash, equal to the GAC Issuance True-Up Premium, plus interest calculated in accordance with Schedule 8, and Insurer will deposit the Cash into the designated separate account that supports the Contract; or (B) if the GAC Issuance True-Up Premium is a negative number, then Insurer will pay to the Plan Trust an amount, in Cash, equal to the absolute value of the GAC Issuance True-Up Premium plus interest calculated in accordance with Schedule 8.

2.
Negotiation of Modified GAC Form. After the Commitment Agreement Date, Insurer, the Company and the Independent Fiduciary will each use commercially reasonable efforts to revise the Specimen GAC Form to reflect such revisions that were mutually agreed to by the parties prior to the Commitment Agreement Date and will use commercially reasonable efforts to negotiate any additional revisions to the Specimen GAC Form (the “Modified GAC Form”) and related forms of annuity certificates, subject to the following acknowledgements, limitations and conditions:

a.
Regulatory Approvals. Insurer will use reasonable best efforts to obtain regulatory approvals, to the extent required by applicable law, of the Modified GAC Form prior to the Scheduled GAC Issuance Date, and in the event that any approval, to the extent required by applicable law, is not granted, or if the Contract is disapproved, Insurer, the Independent Fiduciary and the Company will cooperate in good faith to mutually agree on modifications to the Contract to address the requests of the Washington State Office of the Insurance Commissioner, if any, and, to the extent possible, to preserve the provisions included in the Modified GAC Form. Insurer will use reasonable best efforts to obtain regulatory approvals, to the extent required by applicable law, of customized annuity certificates prior to the annuity certificate mailing date set forth in paragraph 5.b.

b.
Contract Issuance. Following the negotiation of the Modified GAC Form and the receipt of any related regulatory approvals for all negotiated changes to the Specimen GAC Form in accordance with paragraph 2.a., subject to Insurer’s receipt of the Premium Due Date Transfers and any GAC Issuance True-Up Premium due to Insurer, Insurer will issue the Contract on the Scheduled GAC Issuance Date using the Modified GAC Form in lieu of the Specimen GAC Form, subject to and in accordance with paragraphs 1.a., 1.b. and 1.c.. Such Contract will have an effective date that is the Premium Due Date.

Commitment Agreement, dated January 23, 2019
CONFIDENTIAL

CONFIDENTIAL TREATMENT REQUESTED

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***]

3.
Premium Due Date Transfers. So long as the conditions to closing set forth in paragraph 8 have been satisfied, the Independent Fiduciary will irrevocably direct the Plan Trustee to pay Insurer, per the instructions set forth in Schedule 11, $[***] (the “Premium Amount”) on the Premium Due Date by:

(x)	assigning, transferring and delivering to Insurer, by the Cut-Off Time, all rights, title and interests in and to each Eligible Asset, and

(y)	paying to Insurer an amount in Cash equal to [***].

In addition, on the Premium Due Date, the Independent Fiduciary will irrevocably direct the Plan Trustee to pay or cause to be paid to Insurer the Interim Asset Cash Flows (such payment, together with the payment of the Premium Amount, the “Premium Due Date Transfers”). If on or following the Premium Due Date, the Plan, the Plan Trust or the Company [***], then the Plan or the Plan Trust shall [***]; otherwise, then the Independent Fiduciary will irrevocably direct the Plan Trustee to [***]. On or before the Premium Due Date, the Independent Fiduciary will irrevocably direct the Plan Trustee to transfer the Eligible Assets to Insurer on the Premium Due Date or to instruct The Depository Trust Clearing Corporation to transfer the Eligible Assets to Insurer on the Premium Due Date. Insurer will deposit the Premium Amount into the dedicated separate account that supports the Contract. [***]. [***]. [***].

a.
Schedule 2 Updates. On the second Business Day after the Commitment Agreement Date, Insurer will deliver to the Company an updated Schedule 2 that reflects the Asset Market Value of each Schedule 2 Asset [***]. If the Company, Insurer and Independent Fiduciary, despite using commercially good faith efforts, cannot resolve any dispute with respect to any such information on or prior to the Premium Due Date, then Insurer’s determination will control for purposes of the Premium Due Date Transfers but the Company or the Independent Fiduciary may immediately commence an arbitration dispute pursuant to Schedule 4 with respect to any such information. On the Premium Due Date, Insurer will, if needed, update Schedule 2 to reflect [***]. Insurer will, if needed, further update Schedule 2 to reflect [***].

b.
[***]. On and as of the Business Day prior to the Premium Due Date, Insurer will provide to the Company [***] information in the form of Schedule 5 [***]. Prior to the Premium Due Date, the Company will confirm to Insurer in writing that such information is accurate and complete or will provide any additions, deletions or corrections to such information. If the Company and Insurer have a dispute with respect to any such information and, despite using commercially good faith efforts, cannot resolve such dispute on or prior to the Business Day prior to the Premium Due Date, then Insurer’s [***] information will control for purposes of the Premium Due Date Transfers but the Company may immediately commence an arbitration dispute pursuant to Schedule 4 with respect to any such information.

c.
[***]. By written notice to the other party on or before the fifth Business Day following the Premium Due Date, the Company or Insurer may identify [***] and the parties will work in good faith for seven Business Days following the receipt of such notice to agree on [***]. If the parties agree that [***] within such seven Business Days following the receipt of such notice, then, on or before the date that is three Business Days following such agreement, the Independent Fiduciary will irrevocably direct the Plan Trustee to promptly pay or cause to be paid to Insurer an amount, in Cash, per instructions on Schedule 11, equal to [***], and, simultaneously with receipt of such payment, Insurer will return [***] to the Plan Trust

Commitment Agreement, dated January 23, 2019
CONFIDENTIAL

CONFIDENTIAL TREATMENT REQUESTED

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***]

together with [***]. Simultaneously with such payment and return, the Company and Insurer will [***]. If the Company, Insurer and the Independent Fiduciary cannot resolve any dispute with respect to any [***], then [***].

d.
[***]. By written notice to the other party on or before the fifth Business Day following the Premium Due Date, the Company or Insurer may identify [***], and the parties will work in good faith for seven Business Days following the receipt of such notice to agree [***]. If the parties agree that [***] within such seven Business Days following the receipt of such notice, then, on or before the date that is three Business Days following such agreement, the Independent Fiduciary will irrevocably direct the Plan Trustee to promptly pay or cause to be paid to Insurer an amount, in Cash, per instructions in Schedule 11, equal to [***]. Simultaneously with such payment, the Company and Insurer will [***]. If Company Insurer and the Independent Fiduciary cannot resolve any dispute with respect to any [***], then [***].

e.
Interest Payments. Any payment made to Insurer pursuant to paragraph 3.c or 3.d shall also include an amount, in Cash, equal to the interest on such payment calculated at an annual rate equal to [***], from the Premium Due Date through but excluding the date of such payment.

f.
Additional Actions with respect to Assets. The Independent Fiduciary will irrevocably direct the Plan Trustee to promptly give or cause to be given all notices that are required, under applicable law and the terms of each Eligible Asset, in connection with the sale, assignment, transfer and delivery of the Eligible Assets on the Premium Due Date. The Independent Fiduciary will irrevocably direct the Plan Trustee to and Insurer will promptly execute, deliver, record or file or cause to be executed, delivered, recorded or filed any and all releases, affidavits, waivers, notices or other documents that the Company or Insurer may reasonably request in order to implement the transfer of the Eligible Assets to Insurer.

g.
Risk of Loss on Transferred Assets; Gains on Transferred Assets. Insurer acknowledges and agrees that, if the Premium Due Date Transfers occur, then, from and after the Commitment Agreement Date, Insurer bears any and all risks associated with each Transferred Asset.

h.
Available Assets. The Company will cause the Plan Trust to have sufficient Cash or other assets (whether by means of a Cash contribution or otherwise) to enable the Plan Trustee to pay all amounts that it is directed to pay to Insurer by the Independent Fiduciary pursuant to this Commitment Agreement.

i.	Dedicated Separate Account. Insurer will deposit the Premium Amount into the dedicated separate account that supports the Contract.

4.	Public Announcements.

a.
Press Releases. The Company and Insurer have the right to issue a transaction announcement or press release regarding the transactions contemplated by this Commitment Agreement, a copy of which will be provided to the other party for review no less than two Business Days prior to the issuance thereof, and the party issuing the transaction announcement or press release will consider in good faith any comments made by the other party; provided, however, that, if the Company has not issued a transaction announcement or press release, Insurer will not issue a transaction announcement or press release without the prior written consent of the Company; provided, further, that nothing contained in this paragraph 4.a. will prevent Insurer from (i) communicating with Payees, including through communications posted to Insurer’s website or (ii) discussing or disclosing the transactions contemplated

Commitment Agreement, dated January 23, 2019
CONFIDENTIAL

CONFIDENTIAL TREATMENT REQUESTED

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***]

by this Commitment Agreement so long as such disclosure does not reference the Plan or the Company’s name, industry, workforce, or other information that could reasonably allow a third party to identify the Company and/or the Plan.

b.
SEC Filings. If the Company concludes that disclosure of this Commitment Agreement is required by the rules of the Securities and Exchange Commission (“SEC”), (i) the Company and Insurer will cooperate to make a request by the Company to the SEC for confidential treatment of information relating to the pricing of the Contract and such other information as the Company and Insurer mutually conclude is competitively sensitive from the perspective of the Company or Insurer or otherwise merits confidential treatment and (ii) the Company will include Insurer in any material correspondence (written or oral) with the SEC regarding such application for confidential treatment, and the Company and Insurer will otherwise reasonably cooperate in connection with such request, including by the Company proposing to redact confidential portions of documents as to which the SEC staff seeks disclosure.

c.
No Insurer Communications. Except to the extent the Company has provided prior written consent, from the Commitment Agreement Date until the issuance of any annuity certificate by Insurer to an annuitant, other than as provided for in this Commitment Agreement, (i) Insurer will cause the employees of its retirement services business unit not to initiate any contact or communication with any participant or beneficiary of the Plan in connection with any transactions other than those transactions contemplated by this Commitment Agreement and (ii) Insurer will not, and will cause all of its affiliates not to, provide any of their respective insurance agents, wholesalers, retailers or other representatives with any contact information of such participants and beneficiaries of the Plan obtained from the Company or any of its representatives in connection with the transactions contemplated by this Commitment Agreement, except for those representatives of Insurer or any of their respective affiliates who need to know such information for purposes of the transactions contemplated by this Commitment Agreement and agree to comply with the requirements of this Commitment Agreement. However, this paragraph 4.c. will not restrict employees of Insurer’s retirement services business unit from contacting any participant or beneficiary of the Plan in connection with, or to facilitate, Insurer’s performance of its obligations under the Contract, the annuity certificates or this Commitment Agreement. Until the mailing of the Welcome Kit by Insurer to annuitants, other than as provided for in this Commitment Agreement, if any participant or beneficiary of the Plan contacts an employee of Insurer’s retirement services business unit, Insurer and the Company will cooperate to coordinate on a response to such participant or beneficiary of the Plan.

5.	Welcome Kits and Annuity Certificates.

a.
Welcome Kits. On or before April 15, 2019 (or such other date agreed to by the parties) (the “Welcome Kit Mailing Date”), Insurer will mail a welcome kit to each annuitant under the Contract (the “Welcome Kit”). Insurer will send a preliminary draft of the Welcome Kit to the Company and the Independent Fiduciary as soon as practicable and Insurer will consider in good faith any comments made by the Company or the Independent Fiduciary on the “Frequently Asked Questions” section of the Welcome Kit on or before the fifth Business Day after it receives the preliminary draft of the Welcome Kit from Insurer.

b.
Annuity Certificates. Insurer will mail an annuity certificate to each applicable Payee on or before the later of (i) 20 Business Days after the Contract is issued and (ii) 120 Business Days after the date on

Commitment Agreement, dated January 23, 2019
CONFIDENTIAL

CONFIDENTIAL TREATMENT REQUESTED

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***]

which the Welcome Kit is mailed to Payees, in each case, subject to receiving regulatory approvals for any such annuity certificate, if needed. To the extent that any changes are made to the forms of annuity certificates or the related benefit terms after the Company, the Independent Fiduciary and Insurer have agreed on the forms of annuity certificates to be filed and the related benefit terms, the mailing of an annuity certificate to each applicable Payee shall be extended by the number of days elapsed since the Company, the Independent Fiduciary and Insurer had first agreed on the forms of such annuity certificates and the related benefit terms. Each annuity certificate will include a statement informing a Payee of his or her right to obtain a copy of the Contract (redacted to exclude information concerning other annuitants), how to obtain such copy of the Contract [***]. The rights of a Payee are not conditioned on the issuance of the annuity certificates, and any delay in issuing a certificate shall not have any effect on the date as of which the Payee has enforceable rights against Insurer.

6.	Administration and Transfer.

a.
Administrative Transition. The Company will provide or cause to be provided to Insurer the information needed to administer the payments under the Contract and will complete or cause to be completed all processes set forth in Schedule 7. The Company and Insurer will use commercially reasonable efforts to take or cause to be taken all actions and do or cause to be done all things necessary to coordinate the takeover by Insurer of all administration responsibilities necessary to effectively provide recordkeeping and administration services regarding payments under the Contract commencing on the Annuity Start Date. The Company will provide Insurer with final census data in good order on or before January 30, 2019 in order for Insurer to provide recordkeeping and administration services regarding payments under the Contract commencing on the Annuity Start Date. Insurer will conduct a data integrity review of all data elements (including if any potential Payee was deceased prior to the date of the Premium Due Date Transfers) in accordance with Insurer’s standard verification practices and procedures. The Company agrees to cooperate with Insurer in the takeover of such recordkeeping and administration services, including ensuring that any third-party service provider provides Insurer with any information or records relating to the Plan benefits and the Payees in its possession. The Company will make subject matter experts available to promptly address any questions Insurer may have regarding the benefit provisions, including but not limited to forms of annuity, eligibility conditions, administrative practices and calculation methodology. Insurer shall perform all of its obligations contemplated under this Agreement and the Contract in material compliance with all applicable laws.

b.
Call Center and Company Contact. Insurer will maintain, at its cost and expense, a toll-free phone number and/or a website (the “Call Center”) which will be available starting from the Welcome Kit Mailing Date for Payees to contact Insurer with questions related to the Contract and the annuity certificates. For a period of five years following the Premium Due Date, the Company will maintain, at its cost and expense, a point of contact (the “Company Contact”) to which Insurer may refer Payees who pose questions related to their Plan benefits. In the event that a Payee contacts the Company with questions related to the Contract and the annuity certificates, the Company may refer the Payee to the Call Center. In the event that a Payee contacts Insurer with questions related to their Plan benefits, Insurer may refer the Payee to the Company Contact.

Commitment Agreement, dated January 23, 2019
CONFIDENTIAL

CONFIDENTIAL TREATMENT REQUESTED

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***]

7.	Representations and Warranties.

a.	Insurer Representations and Warranties. Insurer hereby represents and warrants to the Company and the Independent Fiduciary as of the Commitment Agreement Date and as of the Premium Due Date that:

i.
Due Organization, Good Standing and Corporate Power. Insurer is a life insurance company, duly organized, validly existing and in good standing under the laws of the State of Iowa. Insurer is duly qualified or licensed to do business and is in good standing in each jurisdiction in which its performance of its obligations in the Commitment Agreement and the Contract makes such qualification or licensing necessary, except in such jurisdictions where the failure to be in good standing or so qualified or licensed would not be material. Insurer has all requisite corporate power and legal authority to enter into and carry out its obligations under this Commitment Agreement and the Contract and to consummate the transactions contemplated to be undertaken by Insurer in this Commitment Agreement and the Contract.

ii.
Authorization of Commitment Agreement and Enforceability. Insurer has received all necessary corporate approvals and no other action on the part of Insurer is necessary to authorize the execution, delivery and performance of this Commitment Agreement and the Contract, and the consummation of the transactions contemplated to be undertaken by Insurer in this Commitment Agreement and the Contract. This Commitment Agreement has been duly executed and delivered by Insurer, and is a valid and binding obligation of Insurer, enforceable against Insurer in accordance with its terms, subject to the applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (“Enforceability Exceptions”).

iii.
No Conflict. The execution, delivery and performance of this Commitment Agreement and the Contract by Insurer, and the consummation by Insurer of the transactions contemplated to be undertaken by Insurer in this Commitment Agreement do not (1) violate or conflict with any provision of its certificates or articles of incorporation, bylaws, code of regulations, or the comparable governing documents, (2) except for the filings and approvals of state insurance governmental authorities in the states listed on Schedule 10, violate or conflict with any law or order of any governmental authority applicable to Insurer, (3) require any governmental or governmental agency approval other than any filing made or approval received as of the Commitment Agreement Date and filings with and approvals of state insurance governmental authorities in the states listed on Schedule 10 or (4) require any consent of or other action by any person under, constitute a default or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit under, any provision of any contract to which Insurer is a party, except where the occurrence of any of the foregoing would not have a material adverse effect on Insurer’s ability to consummate the transactions and perform its obligations contemplated by this Commitment Agreement. No filing or approval is required to issue the annuity certificates in accordance with the Contract, other than any filing made or approval

Commitment Agreement, dated January 23, 2019
CONFIDENTIAL

CONFIDENTIAL TREATMENT REQUESTED

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***]

received as of the Commitment Agreement Date and filings with and approvals of state insurance governmental authorities in the states listed on Schedule 10.

iv.
Compliance with Laws. The business of insurance conducted by Insurer has been and is being conducted in material compliance with applicable laws, and none of the licenses, permits or governmental approvals required for the continued conduct of the business of Insurer as such business is currently being conducted will lapse, terminate, expire or otherwise be impaired as a result of the consummation of the transactions contemplated to be undertaken by Insurer in this Commitment Agreement, except as, in either case, would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of Insurer to perform its obligations under this Commitment Agreement.

v.
Accuracy of Information. To Insurer’s Knowledge (x) all material information provided by Insurer to the Company or the Independent Fiduciary (other than any component incorporated into the calculation of the Premium Amount or the GAC Issuance True-Up Premium not calculated, determined or provided by Insurer, including the Base File, and any information provided by Insurer based on any such component) in connection with the transactions contemplated by this Commitment Agreement was, as of the date indicated on such information, true and correct in all material respects and (y) no change has occurred since the date indicated on such information that Insurer has not publicly disclosed or disclosed to the recipient of such information that would cause such information, taken as a whole, to be materially false or misleading.

vi.
Relationship to the Plan. Insurer is not (1) a trustee of the Plan, (2) a plan administrator (within the meaning of ERISA § 3(16)(A) and the Code § 414(g)) with respect to the Plan) or (3) an employer any of whose employees are covered by the Plan. Schedule 6 sets forth a true and complete list of (x) Insurer and Insurer’s affiliates that are investment managers within the meaning of ERISA § 3(38)(B) and (y) without duplication of clause (x), Insurer and Insurer’s affiliates that are registered as investment advisers under the Investment Advisers Act of 1940; provided, however, that solely with respect to the representation and warranty as to Schedule 6 to be made by Insurer on and as of the Premium Due Date, Insurer may update Schedule 6 through the Premium Due Date by providing a written update to the Company so that the information included therein is current on and as of the Premium Due Date. BlackRock Financial Management, Inc. (“BlackRock”) is not an affiliate of Insurer.

vii.
No Post-Closing Liability. Following receipt by Insurer of the Premium Due Date Transfers, the Plan, the Company and the Independent Fiduciary and their respective affiliates and representatives will not have any liability to pay any annuity payment under the Contract.

viii.
The Contract. The Contract, when executed, will be duly executed and delivered by Insurer and will be a valid and binding obligation of Insurer and enforceable against Insurer by the Company and each Payee in accordance with its terms, subject to the Enforceability Exceptions. At all times, the right to a benefit and all other provisions under the Contract, in accordance with the Contract’s terms, will be enforceable by the sole choice of the Payee to whom the benefit is owed under the Contract, subject to the Enforceability Exceptions. In the event that the Company, as the contract holder, ceases to exist, notifies Insurer that it will cease to perform its obligations under the Contract, or no longer has obligations under the Contract, the Contract will remain a valid and

Commitment Agreement, dated January 23, 2019
CONFIDENTIAL

CONFIDENTIAL TREATMENT REQUESTED

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***]

binding obligation of Insurer, irrevocable and in full force and effect, and enforceable against Insurer by each Payee in accordance with its terms, subject to the Enforceability Exceptions.

ix.
Litigation. As of the Commitment Agreement Date, there is no action pending or, to Insurer’s Knowledge, threatened against Insurer that in any manner challenges or seeks to prevent, enjoin or materially alter or delay the transactions contemplated by this Commitment Agreement or that could reasonably be expected to materially impair or restrict Insurer’s ability to consummate the transactions contemplated by this Commitment Agreement and to perform its obligations hereunder.

x.
No Commissions. No fees, commissions or payments are or will be owed by Insurer to any individual or entity in connection with the transactions contemplated in this Commitment Agreement and the Contract for which any other party, or its respective affiliates or representatives, could be liable.

xi.
RBC Ratio. As of the Commitment Agreement Date, Insurer’s most recent Projected RBC Ratio is [***], and, to Insurer’s Knowledge, no event (including a change to financial market metrics) has occurred between the date of Insurer’s most recent Projected RBC Ratio and the Commitment Agreement Date that would be expected to cause Insurer’s Projected RBC Ratio to [***].

x.
Sophisticated Investor. Insurer is a sophisticated investor with experience in the purchase of publicly traded debt of the type to be included in the Transferred Assets. Insurer has had access to such information as it deems necessary in order to make its decision to acquire the Transferred Assets from the Plan. Insurer acknowledges and agrees that neither the Company, the Independent Fiduciary, nor the Plan has given any investment advice or rendered any opinion to Insurer as to whether the acquisition of the Transferred Assets is prudent.

b.
Company Representations and Warranties. The Company is acting solely in its non-fiduciary, settlor and Plan sponsor capacity in regard to the transactions contemplated by this Commitment Agreement and hereby represents and warrants to Insurer and the Independent Fiduciary as of the Commitment Agreement Date and as of the Premium Due Date that:

i.
Due Organization, Good Standing and Corporate Power. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Washington. The Company is duly qualified or licensed to do business and is in good standing in each jurisdiction in which its performance of its obligations in the Commitment Agreement and the Contract makes such qualification or licensing necessary, except in such jurisdictions where the failure to be in good standing or so qualified or licensed would not be material. The Company has all requisite corporate power and legal authority to enter into and carry out its obligations under this Commitment Agreement and the Contract and to consummate the transactions contemplated to be undertaken by the Company in this Commitment Agreement and the Contract.

ii.
Authorization of Commitment Agreement and Enforceability. The Company has received all necessary corporate approvals and no other action on the part of the Company is necessary to authorize the execution, delivery and performance of this Commitment Agreement and the Contract, and the consummation of the transactions contemplated to be undertaken by the Company in this Commitment Agreement and the Contract. This Commitment Agreement and the

Commitment Agreement, dated January 23, 2019
CONFIDENTIAL

CONFIDENTIAL TREATMENT REQUESTED

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***]

Contract have been (or will be) duly executed and delivered by the Company, and each is (or when executed will be) a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the Enforceability Exceptions.

iii.
No Conflict. The execution, delivery and performance of this Commitment Agreement and the Contract by the Company, and the consummation by the Company of the transactions contemplated to be undertaken by the Company in this Commitment Agreement do not (1) violate or conflict with any provision of the Plan and any documents and instruments governing the Plan as contemplated under ERISA § 404(a)(1)(D) (the “Plan Governing Documents”), the certificates or articles of incorporation, bylaws, code of regulations, or the comparable governing documents of the Company, (2) violate or conflict with any law or order of any governmental authority applicable to the Company or the Plan Governing Documents, (3) require any governmental or governmental agency approval or (4) require any consent of or other action by any person under, constitute a default or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit under, any provision of any contract to which the Company is a party, except where the occurrence of any of the foregoing would not have a material adverse effect on the Company’s ability to consummate the transactions and perform its obligations contemplated by this Commitment Agreement.

iv.
Accuracy of Information. Notwithstanding anything to the contrary in the Company NDA, to the Company’s Knowledge, (1) the mortality experience data file(s) provided by or on behalf of the Company to Insurer identified on Schedule 9 did not contain any misstatements or omissions that were, in the aggregate, material, and (2) the data in respect of benefit amounts, forms of annuities, date of birth, date of death, state of residence, gender, plan indicator, lump-sum indicator, hourly/salaried indicator, status (beneficiary in pay or participant), years of service and any other relevant information, in each case, with respect to the Payees that was furnished by or on behalf of the Company to Insurer, was not generated using any materially incorrect systematic assumptions or material omissions.

v.
Compliance with ERISA. The Plan and Plan Trust are maintained under and subject to ERISA and, to the Company’s Knowledge, are in compliance with ERISA in all material respects. To the Company’s Knowledge, no event has occurred that is reasonably likely to result in the Plan losing its status as qualified by the Code for preferential tax treatment under Code §§ 401(a) and 501(a). All Plan amendments necessary to effect the transactions contemplated by this Commitment Agreement and the Contract have been duly executed and, to the extent that they require authorization by the Company, have been, or will be by the Premium Due Date, duly authorized and made by the Company.

vi.
Plan Investments. Neither Insurer nor any of Insurer’s affiliates is a fiduciary of the Plan who either (A) has or exercises any discretionary authority or control with respect to the investment of Plan Assets that are or will be involved in the transactions contemplated by the Commitment Agreement or the Contract or (B) renders investment advice (within the meaning of ERISA § 3(21)(A)(ii) or Code § 4975(e)(3)(B)) with respect to such assets. There are no commingled investment vehicles that hold Plan Assets, the units of which are or will be Plan Assets involved in the transactions

Commitment Agreement, dated January 23, 2019
CONFIDENTIAL

CONFIDENTIAL TREATMENT REQUESTED

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***]

contemplated by this Commitment Agreement or the Contract. No Plan Assets that are or will be involved in the transactions contemplated by this Commitment Agreement or the Contract are or will be managed by any investment manager listed on Schedule 6, and no investment advisor listed on Schedule 6 renders or will render investment advice (within the meaning of ERISA § 3(21)(A)(ii)) with respect to those assets. The Plan Assets that are or will be involved in the transactions contemplated by this Commitment Agreement or the Contract will, immediately prior to the Commitment Agreement Date, be exclusively managed by BlackRock. BlackRock has not engaged and will not engage any sub-managers or advisors with respect to its management of the Plan Assets that are or will be involved in the transactions contemplated by this Commitment Agreement or the Contract. Investment advice (within the meaning of ERISA § 3(21)(A)(ii)) with respect to the Plan Assets that are or will be involved in the transactions contemplated by this Commitment Agreement or the Contract is and will be exclusively rendered by BlackRock.

vii.
Independent Fiduciary. The Independent Fiduciary has been duly appointed as independent fiduciary of the Plan with respect to the purchase of one or more group annuity contracts to (1) be the sole fiduciary responsible for selecting one or more insurers to provide annuities in accordance and compliance with the ERISA Requirements, (2) determine whether the transactions contemplated by this Commitment Agreement and the Contract satisfy ERISA, (3) represent the interests of the Plan and its participants and beneficiaries in connection with the negotiation of a commitment agreement and, to the extent set forth in the IF Engagement Letter, the terms of any agreements with Insurer, including the Contract and the annuity certificates, (4) direct the Plan Trustee on behalf of the Plan to transfer the Premium Due Date Transfers in connection with the consummation of the transactions contemplated by this Commitment Agreement and any amounts required pursuant to paragraphs 1.d.iv., 3.c. and 3.d. and (5) take all other actions on behalf of the Plan necessary to effectuate the foregoing to the extent set forth in the IF Engagement Letter.

viii.
Plan Trustee is Directed Trustee. The Plan Trustee has been duly appointed as the directed trustee of the Plan Trust and is obligated to follow the Independent Fiduciary’s directions to effectuate and consummate the transactions contemplated by this Commitment Agreement and the IF Engagement Letter consistent with the Plan Trust Agreement.

ix.
Litigation. There is no action pending or, to the Company’s Knowledge, threatened against the Company or the Plan that in any manner challenges or seeks to prevent, enjoin or materially alter or delay the transactions contemplated by this Commitment Agreement or that could reasonably be expected to materially impair or restrict such party’s ability to consummate the transactions contemplated by this Commitment Agreement and to perform its obligations hereunder.

x.
No Commissions. No fees, commissions or payments are or will be owed by the Company to any individual or entity in connection with the transactions contemplated in this Commitment Agreement and the Contract for which any other party, or its respective affiliates or representatives, could be liable.

c.
Independent Fiduciary Representations and Warranties. The Independent Fiduciary hereby represents and warrants to the Company and Insurer as of the Commitment Agreement Date and as of the Premium Due Date and, with respect to paragraph 7.c.v. only, as of any other date on which the Plan Trustee pays

Commitment Agreement, dated January 23, 2019
CONFIDENTIAL

CONFIDENTIAL TREATMENT REQUESTED

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***]

Cash or assets to Insurer in connection with the transactions contemplated by this Commitment Agreement or the Contract, that:

i.
Due Organization, Good Standing and Corporate Power. The Independent Fiduciary is a trust company, duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts. The Independent Fiduciary is duly qualified or licensed to do business and is in good standing in each jurisdiction in which its performance of its obligations in the Commitment Agreement makes such qualification or licensing necessary, except in such jurisdictions where the failure to be in good standing or so qualified or licensed would not be material. The Independent Fiduciary has all requisite corporate power and legal authority to enter into and carry out its obligations under this Commitment Agreement and to consummate the transactions contemplated to be undertaken by the Independent Fiduciary in this Commitment Agreement.

ii.
Authorization of Commitment Agreement and Enforceability. The Independent Fiduciary has received all necessary corporate approvals and no other action on the part of the Independent Fiduciary is necessary to authorize the execution, delivery and performance of this Commitment Agreement, and the consummation of the transactions contemplated to be undertaken by the Independent Fiduciary in this Commitment Agreement. This Commitment Agreement has been duly executed and delivered by the Independent Fiduciary and is a valid and binding obligation of the Independent Fiduciary, enforceable against the Independent Fiduciary, in accordance with its terms, subject to the Enforceability Exceptions.

iii.
No Conflict. The execution, delivery and performance of this Commitment Agreement by the Independent Fiduciary, and the consummation by the Independent Fiduciary of the transactions contemplated to be undertaken by the Independent Fiduciary in this Commitment Agreement do not (1) violate or conflict with any provision of its certificates or articles of incorporation, bylaws, code of regulations, or the comparable governing documents, (2) violate or conflict with any law or order of any governmental authority applicable to the Independent Fiduciary, (3) require any governmental or governmental agency approval, (4) violate or conflict with any law or order of any governmental authority applicable to any provision of the Plan Governing Documents or (5) require any consent of or other action by any person under, constitute a default or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit under, any provision of any contract to which the Independent Fiduciary is a party, except where the occurrence of any of the foregoing would not have a material adverse effect on the Independent Fiduciary’s ability to consummate the transactions and perform its obligations contemplated by this Commitment Agreement.

iv.	Independent Fiduciary Compliance with ERISA.

1.
The Independent Fiduciary meets the requirements of, and in the transactions contemplated by this Commitment Agreement and the Contract is acting as, an “investment manager” under ERISA § 3(38), and further constitutes a “qualified professional asset manager” under the U.S. Department of Labor Prohibited Transaction Class Exemption 84-14 solely with respect to the transfer of assets to Insurer in connection with the transactions contemplated by this

Commitment Agreement, dated January 23, 2019
CONFIDENTIAL

CONFIDENTIAL TREATMENT REQUESTED

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***]

Commitment Agreement and the Contract (but not the selection of such assets or the management of such assets prior to the transfer).

2.
The Independent Fiduciary has accepted, and has not rescinded or terminated, its designation as the sole fiduciary of the Plan with authority to select one or more insurers to issue one or more group annuity contracts in the IF Engagement Letter (a true and correct copy of which has been provided to Insurer, except that the fees to be paid to the Independent Fiduciary and indemnification provisions have been redacted), and the Independent Fiduciary reaffirms its fiduciary status as set forth in the IF Engagement Letter.

3.
The Independent Fiduciary has accepted, and has not rescinded or terminated, appointment as independent fiduciary of the Plan with respect to the purchase of one or more group annuity contracts to (a) be the sole fiduciary responsible for selecting one or more insurers to provide annuities in accordance and compliance with the ERISA Requirements, (b) determine whether the transactions contemplated by this Commitment Agreement and the Contract satisfy the ERISA Requirements, (c) represent the interests of the Plan and its participants and beneficiaries in connection with the negotiation of a commitment agreement and, to the extent set forth in the IF Engagement Letter, the terms of any agreements with Insurer, including the Contract and the annuity certificates, (d) direct the Plan Trustee on behalf of the Plan to transfer the Premium Due Date Transfers in connection with the consummation of the transactions contemplated by this Commitment Agreement and the Contract and any amounts required pursuant to paragraphs 1.d.iv., 3.c. and 3.d. and (e) take all other actions on behalf of the Plan necessary to effectuate the foregoing to the extent set forth in the IF Engagement Letter.

4.
The Independent Fiduciary is fully qualified and has the requisite expertise together with its reliance on its consultant, Mercer Health & Benefits LLC (“Mercer”), and its counsel, K&L Gates LLP, to serve as an independent fiduciary in connection with the transactions contemplated by this Commitment Agreement and Contract, and it is independent of the Company and Insurer within the meaning of 29 C.F.R. § 2570.31(j). The Independent Fiduciary has ensured that Mercer has established commercially reasonable ethical walls between the personnel working on the transactions contemplated in the Commitment Agreement and the Contract and the personnel working on other matters involving the Company, Insurer or any of their respective affiliates.

i.	ERISA Related Determinations.

1.
The Independent Fiduciary has selected Insurer to issue the Contract as set forth in this Commitment Agreement and such selection, the transactions contemplated by this Commitment Agreement, including the purchase of the Contract, the Plan’s use of assets for the purchase of the Contract as contemplated by this Commitment Agreement and the Contract (including its terms) each satisfies the ERISA Requirements. The Independent Fiduciary has delivered a certification confirming the foregoing, executed by a duly authorized officer of the Independent Fiduciary, to the Annuity Committee.

2.	The transactions contemplated by this Commitment Agreement and the purchase of the Contract do not result in a Non-Exempt Prohibited Transaction, provided that the

Commitment Agreement, dated January 23, 2019
CONFIDENTIAL

CONFIDENTIAL TREATMENT REQUESTED

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***]

representations in paragraphs 7.a.vi and 7.b.vi are true and correct in all material respects as of the Premium Due Date.

3.
The Plan Trust (I) will receive no less than “adequate consideration” for the Transferred Assets and (II) will pay no more than “adequate consideration” for the Contract, in each case within the meaning of “adequate consideration” under ERISA § 408(b)(17)(B) and Code § 4975(f)(10).

ii.
Litigation. There is no action pending or, to the Independent Fiduciary’s Knowledge, threatened against the Independent Fiduciary that in any manner challenges or seeks to prevent, enjoin or materially alter or delay the transactions contemplated by this Commitment Agreement or that could reasonably be expected to materially impair or restrict such party’s ability to consummate the transactions contemplated by this Commitment Agreement and to perform its obligations hereunder.

iii.
No Commissions. No fees, commissions or payments are or will be owed by the Independent Fiduciary to any individual or entity in connection with the transactions contemplated in this Commitment Agreement and the Contract for which any other party, or its respective affiliates or representatives, could be liable.

8.
Conditions to Closing. The parties’ obligations to consummate the transactions contemplated by this Commitment Agreement in connection with the Premium Due Date Transfers, including the Independent Fiduciary’s obligation to direct the Plan Trustee to consummate the transactions contemplated by this Commitment Agreement, are subject to the conditions that:

a.
The Independent Fiduciary will have confirmed that the transactions contemplated by this Commitment Agreement continue to satisfy the ERISA Requirements because an Independent Fiduciary MAC has not occurred or, if an Independent Fiduciary MAC has occurred, it is not continuing on the Premium Due Date;

b.
No court or government agency has taken any action after the Commitment Agreement Date that would (i) cause the consummation of the transactions contemplated by this Commitment Agreement to violate the law or (ii) cause the Plan to fail to remain qualified under Code Section 401(a); and

c.
Each of the representations and warranties of each of the other parties set forth in paragraph 7 shall be true and correct in all material respects as of the Commitment Agreement Date and as of the Premium Due Date.

9.	Definitions. For purposes of this Commitment Agreement, the following defined terms will have the following meanings:

a.	“Annuity Committee” means the named fiduciary under the Plan with authority to appoint an independent fiduciary in connection with an annuity purchase transaction.

b.	“AAA” is defined in Schedule 4.

c.	“Annuity Start Date” means May 1, 2019.

d.	“Approved Firm” is defined in Schedule 4.

Commitment Agreement, dated January 23, 2019
CONFIDENTIAL

CONFIDENTIAL TREATMENT REQUESTED

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***]

e.
“Asset Market Value” means (i) the close-of-market Fair Market Value of a Schedule 2 Asset as of the close of business on the Business Day prior to the Commitment Agreement Date, plus (ii) accrued interest on such Schedule 2 Asset as of the close of business on the Business Day prior to the Commitment Agreement Date. [***]. [***].

f.	“Authorized Persons” is defined in paragraph 12.d.

g.	“Base File” means the data file titled “[***]”, provided on behalf of the Company to Insurer via email with a link to a secure website at 3:11 p.m. eastern time on January 7, 2019.

h.	“BlackRock” is defined in paragraph 7.8.vi.

i.	“Business Day” means any day other than a Saturday, a Sunday or a day on which banks located in New York, New York are authorized or required by law to close.

j.	“Call Center” is defined in paragraph 6.b.

k.	“Cash” means a wire transfer, through the Federal Reserve System, of currency of the United States of America.

l.	“Check Register” is defined in Schedule 7.

m.	“Code” means the Internal Revenue Code of 1986 and the applicable Treasury Regulations issued thereunder.

n.	“Commitment Agreement” is defined in the preamble.

o.	“Commitment Agreement Date” is defined in the preamble.

p.	“Company” is defined in the preamble.

q.	“Company Contact” is defined in paragraph 6.b.

r.	“Contract” is defined in the preamble.

s.	“Cut-Off Time” means 1:00 p.m. eastern time on the Premium Due Date.

t.	“Data Corrections” is defined in Schedule 8.

u.	“Data Load File” is defined in Schedule 7.

v.	“Data Load File Sign-Off” is defined in Schedule 7.

w.
“Eligible Asset” means a Schedule 2 Asset (i) that [***], and (ii) to which the Plan Trust has valid title, free and clear of all Liens, other than Permitted Liens on the Premium Due Date at the time of transfer.

x.	“Enforceability Exceptions” is defined in paragraph 8.a.ii.

y.	“ERISA” means Employee Retirement Income Security Act of 1974, as amended, and any federal agency regulations promulgated thereunder that are currently in effect and applicable.

z.	“ERISA Requirements” means all of the applicable requirements of ERISA and applicable guidance promulgated thereunder, including Interpretive Bulletin 95-1.

aa.
“Fair Market Value” means the fair market value as of the applicable date for a Schedule 2 Asset in an amount equal to the fair market value as of such date for such Schedule 2 Asset as indicated (i) by the primary pricing source set forth in the table below that corresponds to the applicable asset class of such Schedule 2 Asset, (ii) if such primary pricing source is not available or no fair market value is indicated by such primary pricing source for such Schedule 2 Asset, by the secondary pricing source set forth in the table below that corresponds to the applicable asset class of such Schedule 2 Asset, or (iii) if neither such primary nor secondary pricing source is available or no fair market value is indicated by either such source for such Schedule 2 Asset, by the tertiary pricing source, if any, set forth in the table below that

Commitment Agreement, dated January 23, 2019
CONFIDENTIAL

CONFIDENTIAL TREATMENT REQUESTED

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***]

corresponds to the applicable asset class of such Schedule 2 Asset. For any applicable pricing source, the [***] will be used.

Asset Class	Primary Pricing Source	Secondary Pricing Source	Tertiary Pricing Source
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

bb.	“Final Annuity Quote Sheet” is defined in paragraph 1.b.

cc.	“Final Production Data File” is defined in Schedule 7.

dd.	“GAC Issuance Data” is defined in paragraph 1.d.i.

ee.	“GAC Issuance Data Notice Date” is defined in paragraph 1.d.i.

ff.	“GAC Issuance True-Up Premium” is defined in Schedule 8.

gg.	[***].

hh.
“IF Engagement Letter” means the Engagement Letter dated December 6, 2018 between the Annuity Committee and the Independent Fiduciary appointing Independent Fiduciary to act as an independent fiduciary in connection with an annuity purchase.

ii.	“Indemnified Party” is defined in paragraph 10.

jj.	“Independent Fiduciary” is defined in the preamble.

kk.
“Independent Fiduciary MAC” means (i) the occurrence of a material adverse change, as determined in the Independent Fiduciary’s sole discretion, in or directly affecting Insurer after the Commitment Agreement Date that would cause the selection of Insurer and the purchase of the Contract to fail to satisfy the ERISA Requirements, or (ii) the occurrence of a change in ERISA Requirements after the Commitment Agreement Date that would cause the selection of Insurer and the Plan’s purchase of the Contract to fail to satisfy ERISA Requirements.

ll.	[***].

mm.	“Insurer” is defined in the Preamble.

nn.
“Interim Asset Cash Flows” means, with respect to the Transferred Assets, the aggregate amount paid by the issuer of each asset to the record owner as of any day during the period from and including the Commitment Agreement Date and to but excluding the date that the Premium Due Date Transfers occur, (i) with respect to any coupon, plus (ii) with respect to cash flows received on such assets, including but not limited to principal payments, principal redemptions and tender offers but not including coupons described in clause (i). Interim Asset Cash Flows will not include any payments made with respect to any Transferred Assets that were due prior to the Commitment Agreement Date and any other cash flows not principal- or interest-related (such as class action payment receipt and litigation payment) relevant to events occurring prior to the Commitment Agreement Date. For purposes of paragraph 3.b, which relates to “Schedule 2 Assets” instead of “Transferred Assets,” the reference in this definition to “Transferred Assets” shall instead refer to “Schedule 2 Assets.” [***].

oo.	“Knowledge” means actual knowledge after making appropriate inquiry.

Commitment Agreement, dated January 23, 2019
CONFIDENTIAL

CONFIDENTIAL TREATMENT REQUESTED

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***]

pp.	“Lien” means any lien, mortgage, security interest, pledge, deposit, encumbrance, restrictive covenant or other similar restriction.

qq.	“Mid Price” means, for any applicable pricing source set forth in the definition of Fair Market Value, the mid price as provided by the pricing source.

rr.	[***].

ss.	“Modified GAC Form” is defined in paragraph 2.

tt.	“NDA” is defined in paragraph 11.b.

uu.	“Non-Exempt Prohibited Transaction” means a transaction prohibited by ERISA § 406 or Code § 4975, for which no statutory exemption or U.S. Department of Labor class exemption is available.

vv.	“Payee” means any payee under the Contract, including annuitants, contingent annuitants, alternate payees and beneficiaries, as applicable.

ww.	“Permitted Liens” means:

i.
any Liens created by operation of law in respect of restrictions on transfer of securities (other than restrictions relating to the transfer of a Transferred Asset on the Premium Due Date in violation of applicable law); or

ii.
with respect to any Transferred Asset, any transfer restrictions or other limitations on assignment, transfer or the alienability of rights under any indenture, debenture or other similar governing agreement to which such assets are subject (other than restrictions relating to the transfer of such an asset on the Premium Due Date in violation of any such restriction).

xx.	“Plan” is defined in the preamble.

yy.	“Plan Asset” means an asset of the Plan within the meaning of ERISA.

zz.	“Plan Governing Documents” is defined in paragraph 8.b.iii.

aaa.	“Plan Trust” means the Weyerhaeuser Company Master Retirement Trust.

bbb.	“Plan Trustee” means The Bank of New York Mellon in its capacity as trustee for the Plan Trust.

ccc.	“Preliminary Production Data File” is defined in Schedule 7.

ddd.	“Premium Amount” is defined in paragraph 3.

eee.	“Premium Due Date” means [***].

fff.	“Premium Due Date Transfers” is defined in paragraph 3.

ggg.	“Projected RBC Ratio” means, as of the day of determination, the projection of the RBC Ratio as of [***].

hhh.	“Proposal” is defined in paragraph 1.b.

iii.
“RBC Ratio” means the company action level risk-based capital ratio of Insurer, which will be calculated in a manner consistent with the requirements and methodologies prescribed under Iowa law, as applied by Insurer in the ordinary course of its business, consistent with its historic practice.

jjj.	“Schedule 2 Asset” means each asset listed from time to time on Schedule 2, [***].

kkk.
“Scheduled GAC Issuance Date” means on or before the date that is [***] Business Days after the Commitment Agreement Date or, if applicable, and, if later, by the date that is five Business Days following the final resolution of any arbitration disputes in accordance with Schedule 4, or such later date agreed upon by the Company and Insurer.

lll.	“SEC” is defined in paragraph 4.b.

mmm.	“Specimen GAC Form” is defined in paragraph 1.a.

Commitment Agreement, dated January 23, 2019
CONFIDENTIAL

CONFIDENTIAL TREATMENT REQUESTED

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***]

nnn.
“Transferred Asset” means each Eligible Asset transferred to and received by Insurer by the Cut-Off Time on the Premium Due Date. Until valid title to an Eligible Asset has transferred to Insurer, such asset is not a Transferred Asset.

ooo.
“Transferred Asset Market Value” means (i) the close-of-market Fair Market Value of a Transferred Asset as of the close of business on the Business Day prior to the Commitment Agreement Date, plus (ii) accrued interest on such Transferred Asset as of the close of business on the Business Day prior to the Commitment Agreement Date.

ppp.	“Transferred Asset Valuation” means the sum of the Transferred Asset Market Value for each Transferred Asset.

qqq.	“Update File” is defined in Schedule 7.

rrr.	“Welcome Kit” is defined in paragraph 5.a.

sss.	“Welcome Kit Mailing Date” is defined in paragraph 5.a.

10.	Indemnification by Insurer.
From and after the Premium Due Date, Insurer agrees to indemnify, defend and hold the Company, the Independent Fiduciary, and the Plan, and their respective affiliates, officers, directors, stockholders, employees, Plan fiduciaries, agents and other representatives (each, an “Indemnified Party”) harmless from and against any and all actual, but not potential or contingent, losses, damages, costs and expenses (in each case, including reasonable out of pocket expenses and reasonable fees and expenses of counsel) to the extent arising out of or relating to the portion of any action, lawsuit, proceeding, investigation, demand or other claim against such Indemnified Party by a third party that is threatened or brought against or that involves an Indemnified Party and that arises out of or relates to (a) any breach by Insurer of a representation, warranty or covenant under this Commitment Agreement or the Contract, or (b) any failure by Insurer to make, or cause to be made, any payments required to be made by Insurer pursuant to the Contract or the annuity certificates.

11.	Miscellaneous.

a.
This Commitment Agreement, together with the Schedules to this Commitment Agreement, which are incorporated by reference and made a part of this Commitment Agreement as if fully set forth herein, and the NDA together constitute the sole and entire agreement of the parties to this Commitment Agreement with respect to the subject matter contained herein and therein. [***]. The parties each hereby acknowledge that they jointly and equally participated in the drafting of this Commitment Agreement and all other agreements contemplated hereby, and no presumption will be made that any provision of this Commitment Agreement will be construed against any party by reason of such role in the drafting of this Commitment Agreement or any other agreement contemplated hereby. No amendment of any of the provisions hereof shall be effective unless set forth in writing and signed by each party hereto. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No failure to exercise, or delay in exercising, any right, remedy, power, or privilege arising from this Commitment Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power, or privilege.

Commitment Agreement, dated January 23, 2019
CONFIDENTIAL

CONFIDENTIAL TREATMENT REQUESTED

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***]

b.
Notwithstanding anything to the contrary in the Mutual Non-Disclosure Agreement, dated as of October 31, 2018, among the Company, [***] (the “NDA”), (i) nothing in this Commitment Agreement or the NDA shall be construed to prohibit Insurer, the Company, the Plan, or the Independent Fiduciary from [***], and (ii) Insurer will not be required to return or destroy any Confidential Information (as defined in the NDA) and will not be restricted in its use or disclosure of any Confidential Information related to Payees, annuity payments under the Contract or the pricing or underwriting of the Contract, received from another party, provided, that Insurer will use such Confidential Information only in compliance with all applicable laws relating to privacy of personally identifying information and only for purposes of performing its obligations under this Commitment Agreement and the Contract.

c.
This Commitment Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction). Any legal suit, action, or proceeding arising out of or relating to this Commitment Agreement or the transactions contemplated hereby may be instituted in the courts of the State of New York in each case located in the city of New York and County of New York, and each party hereby irrevocably submits to the non-exclusive jurisdiction of such courts in any suit, action, or proceeding. The parties agree that irreparable damage may occur if any provisions of this Commitment Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to seek equitable relief, including injunctive relief or specific performance of the terms hereof, in addition to any other remedy to which they are entitled at law or in equity. To the fullest extent permitted by law, none of the parties will be liable to any other party for any punitive or exemplary damages of any nature in respect of matters arising out of this Commitment Agreement.

d.	Notices. All notices, requests and other communications to any party hereunder shall be in writing (including electronic transmission) and shall be given:

i.	if to Insurer:

Athene Annuity and Life Company
450 Lexington Avenue
New York, NY 10017
[***]
[***] (with a copy by first class mail to the address above)

with a copy (which shall not constitute notice) to:

Athene Holding Ltd.
2121 Rosecrans Avenue, Suite 5300
El Segundo, CA 90245
[***]
[***]

Commitment Agreement, dated January 23, 2019
CONFIDENTIAL

CONFIDENTIAL TREATMENT REQUESTED

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***]

ii.	if to the Company:

Weyerhaeuser Company
220 Occidental Ave. S.
Seattle, WA 98104
[***]
[***] (with a copy by first class mail to the address above)

with a copy (which shall not constitute notice) to:
Frost Brown Todd
150 3rd Avenue South
Suite 1900
Nashville, TN 37201
[***]
[***] (with a copy by first class mail to the address above)

iii.	If to Independent Fiduciary:
State Street Global Advisors Trust Company
1 Iron Street
Boston, MA 02210
[***]
[***] (with a copy by first class mail to the address above)
with a copy (which shall not constitute notice) to:
K&L Gates LLP
K&L Gates Center
210 Sixth Avenue
Pittsburgh, PA 15222-2613
[***]
[***] (with a copy by first class mail to the address above)

or such other address or email address as such party may hereafter specify for the purpose by notice to the other parties hereto.  All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. on a Business Day in the place of receipt.  Otherwise, any such notice, request or communication shall be deemed to have been received on the next succeeding Business Day in the place of receipt.

e.
Insurer will comply, and will ensure that all of its affiliates, agents, and subcontractors comply, with all applicable laws and regulations governing the confidential information of all Payees, including those laws

Commitment Agreement, dated January 23, 2019
CONFIDENTIAL

CONFIDENTIAL TREATMENT REQUESTED

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***]

relating to privacy, data security and protection and the safeguarding of such information, and its maintenance, disclosure and use. Insurer will maintain administrative, technical and physical safeguards to protect the privacy and security of the confidential information related to Payees in its custody or under its control. Insurer will comply in all material respects with any internal written policies relating to the confidential information of any Payee in its custody or under its control as in effect from time to time. Insurer acknowledges that it is solely responsible from and after the Commitment Agreement Date for any Data Breach. For purposes of this paragraph 11.e., “Data Breach” means any act or omission by Insurer or its agents, subcontractors or service providers (“Authorized Persons”) that compromises either the security, confidentiality or integrity of Payee data in its custody or under its control or the physical, technical, administrative or organizational safeguards put in place by Insurer (or any Authorized Persons) that relate to the protection of the security, confidentiality or integrity of any personally identifying information of any Payee in its custody or under its control.

f.
Insurer, the Company and the Independent Fiduciary shall not assign or transfer this Commitment Agreement or any of its rights or obligations hereunder without the prior written consent of the other parties. Any assignment or transfer in violation of this paragraph 11.f. will be null and void from the outset, without any effect whatsoever.

g.	This Commitment Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

[Remainder of Page Intentionally Left Blank]

Commitment Agreement, dated January 23, 2019
CONFIDENTIAL

CONFIDENTIAL TREATMENT REQUESTED

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***]

IN WITNESS WHEREOF, the Company, Insurer, and the Independent Fiduciary have executed this Commitment Agreement as of the date first written above.

Weyerhaeuser Company	Athene Annuity and Life Company
By: /s/ Russell Hagen	By: /s/ Sean Brennan
Print Name: Russell Hagen	Print Name: Sean Brennan
Title: SVP, CFO	Title: Head of Pension Risk Transfer

STATE STREET GLOBAL ADVISORS TRUST COMPANY, acting solely in its capacity as Independent Fiduciary of the Plan
By: /s/ Denise Sisk
Print Name: Denise Sisk
Title: Managing Director

Commitment Agreement, dated January 23, 2019
CONFIDENTIAL

CONFIDENTIAL TREATMENT REQUESTED

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***]

Schedule 1
to
Commitment Agreement

MODIFIED GAC FORM

Attached

1

Schedule 1 to Commitment Agreement, dated January 23, 2019
CONFIDENTIAL

CONFIDENTIAL TREATMENT REQUESTED

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***]

Group Annuity Contract

Athene Annuity and Life Company
7700 Mills Civic Parkway
West Des Moines, Iowa 50266-3862

Contract-Holder:	Plan:
[ABC Company]	[Pension Plan of ABC Company]
Trust: [XYZ Trust]
Group Annuity Contract No.: [123456]	Jurisdiction: [Ohio]
Effective date: [12/01/2017]	Contribution Amount as of Effective Date: $[999,999]
Contribution Adjustment Amount: [None, as of 12/01/2017]
Total Contribution Amount as of
[Date]: $[999,999]
Pages Attached: 1-[•], Cash and Transferred Assets Exhibit and Annuity Exhibits
[ABC Company	ATHENE ANNUITY AND LIFE COMPANY
123 Anywhere St.	7700 Mills Civic Parkway
Small Town, VA 12345]	West Des Moines, Iowa 50266-3862
By:	By:
[Name]
Print Name:	Title: [President]
Title:	By:
[Name]
Date:	Title: [Secretary]
Date:

Single-Premium Non-Participating Group Annuity Contract supported by the Separate Account and the General Account, as provided herein, and providing for an irrevocable commitment to make Annuity Payments, subject to the provisions of this Contract. The Annuity Payments hereunder do not vary based on any gains or losses of the assets allocated to the Separate Account or the General Account.

Group Annuity Contract supported by a Dedicated Separate Account
[***]

501988675 v5

CONFIDENTIAL TREATMENT REQUESTED

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***]

TABLE OF CONTENTS

PROVISION I	DEFINITIONS, SEPARATE ACCOUNT OPPERATIONS, AND	1
	TERMINATION OF CONTRACT
1.1	Definitions	1
1.2	Agreement to Pay Contribution Amount; Deposit into the Separate Account	5
1.3	Agreement to Make Annuity Payments	6
1.4	The Separate Account that Supports this Contract	6
1.5	Investments Held in Separate Account	6
1.6	Insulation of Separate Account Assets	7
1.7	Expenses; Establishing Reserves; Withdrawal of Assets from the Separate Account	7
1.8	Process for Making Annuity Payments	8
1.9	Rights of Covered Lives and Contingent Lives	8
1.10	Termination of Contract	8
1.11	Small Account Conversion	8
PROVISION II	PAYMENT TERMS AND CONDITIONS FOR FORMS OF ANNUITIES	9
2.1	Covered Lives, Contingent Lives, and Beneficiaries	9
2.2	Annuity Forms	9
2.3	No Assignment by Covered Lives and Contingent Lives	20
2.4	Proof of Continued Existence for Life Annuities; Escheatment	20
2.5	Misstatements	21
2.6	Overpayments and Underpayments	21
2.7	Concerning Designations	22
2.8	Concerning Qualified Domestic Relations Orders	23
2.9	Payments to Representatives	24
2.10	Certificates	24
PROVISION III	GENERAL TERMS	24
3.1	General Understanding	24
3.2	Confidentiality	24
3.3	Communications	25
3.4	Currency; Payments	25
3.5	Reliance on Records; Correction of Errors	25
3.6	Contract-Holder	26
3.7	No Implied Waiver	26
3.8	Changes	26
3.9	Limitation on Payments	27
3.10	Consideration; Entire Contracts - Construction	27
3.11	Third Party Beneficiaries	27

CASH AND TRANSFERRED ASSETS EXHIBIT

ANNUITY EXHIBITS

Group Annuity Contract supported by a Dedicated Separate Account
[***]

501988675 v5

CONFIDENTIAL TREATMENT REQUESTED

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***]

[GA-[123456]

[ABC Company]
ANNUITY EXHIBIT
Covered Lives
Annuity Commencement Date: [December 1, 2017]
Annuity Form: Life

Covered Life	Covered Life Social	Covered Life	Covered Life Date	Covered Life	[Lump Sum Death	[Month of	[COLA
	Security Number	Gender	of Birth	Amount	Benefit Amount]	Increase]	Percentage]

[***]
501988675 v5                                31

CONFIDENTIAL TREATMENT REQUESTED

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***]

Schedule 2
to
Commitment Agreement

[***]

Attached

1

Schedule 2 to Commitment Agreement, dated January 23, 2019
CONFIDENTIAL

CONFIDENTIAL TREATMENT REQUESTED

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***]

Schedule 3
to
Commitment Agreement

[***]

Attached

1
Schedule 3 to Commitment Agreement, dated January 23, 2019
CONFIDENTIAL

CONFIDENTIAL TREATMENT REQUESTED

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***]

Schedule 4
to
Commitment Agreement

ARBITRATION DISPUTE RESOLUTION

1.
Availability of Arbitration. Arbitration is available as a means of dispute resolution only to the extent the Commitment Agreement explicitly states that the Company or Independent Fiduciary may commence arbitration in accordance with this schedule. Absent such explicit authorization, arbitration is not available.

2.
Rules and Procedures. Where this Commitment Agreement explicitly states that arbitration is available as a means of dispute resolution for a dispute between the parties, such dispute shall be resolved by arbitration conducted by one arbitrator, in accordance with Commercial Arbitration Rules and Expedited Procedures for Large, Complex Commercial Disputes of the American Arbitration Association ("AAA"), as such rules and procedures are in effect at the time of the arbitration, except as they may be modified herein or by mutual agreement of the parties.

3.	Location. The seat of the arbitration shall be New York City, New York, at a mutually agreed upon location, or in the absence of agreement at the New York City offices of the AAA.

4.
Arbitrator. The parties shall jointly engage a mutually agreed upon firm to serve as the arbitrator (such firm, the "Approved Firm"), within five Business Days after a dispute notice is delivered by either party to the other party to resolve any arbitration dispute. If the parties are unable to engage an Approved Firm within such time period on such terms, then the AAA shall appoint an arbitrator within three Business Days thereafter.

5.
Damages. The arbitrator shall resolve any arbitration dispute within the range of difference between (a) any amounts or values as calculated or determined by Insurer and (b) any amounts or values as calculated or determined by the Company. The arbitrator will have no authority to award any other damages other than as provided for herein.

6.
Judgment. Any arbitration award shall be final and binding on the parties. The parties shall undertake to carry out any award without delay and waive their respective rights to any form of recourse based on grounds other than personal conflict of interest of the arbitrator that was undisclosed at the time of the arbitrator's appointment. Judgment upon the award may be entered by any court having jurisdiction thereof or having jurisdiction over the parties, as applicable, or their respective assets.

7.
Costs. The Company and Insurer shall share the fees and disbursements of the arbitrator equally (i.e., on a  50%/50% basis). The parties shall each bear their own costs and expenses incurred in connection with prosecuting and/or defending any arbitration dispute.

8.	[***].

9.	Amended Schedules. If applicable, the parties will promptly amend the schedules hereto to reflect any arbitration decision.

1

Schedule 4 to Commitment Agreement, dated January 23, 2019
CONFIDENTIAL

CONFIDENTIAL TREATMENT REQUESTED

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***]

Schedule 5
to
Commitment Agreement

[***]

			[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***] [***]	[***]	[***]	[***] [***]	[***] [***]

1
Schedule 5 to Commitment Agreement, dated January 23, 2019
CONFIDENTIAL

CONFIDENTIAL TREATMENT REQUESTED

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***]

Schedule 6
to
Commitment Agreement

INVESTMENT MANAGERS AND INVESTMENT ADVISERS

None.

1
Schedule 6 to Commitment Agreement, dated January 23, 2019
CONFIDENTIAL

CONFIDENTIAL TREATMENT REQUESTED

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***]

Schedule 7
to
Commitment Agreement

ADMINISTRATION AND TRANSFER

This Schedule 7 sets forth the actions that the Company and Insurer will take or cause to be taken at the times identified in the table below. All delivery dates after the first delivery date assume the prior delivery, to a party responsible for a subsequent deliverable, of relevant materials needed from other parties, on or prior to the required delivery dates set forth below, including cooperation of other parties in resolving any open issues.

Defined Terms

"Check Register" means an electronic file showing gross amounts, net amounts and deductions with respect to payments to each Payee. Dates shown for the Check Register can be changed if mutually agreed upon.

"Final Production Data File" means the complete updated Preliminary Production Data File, reflecting all corrections since the Preliminary Production Data File and any addendums thereto.

"Preliminary Production Data File" means the preliminary production data file, as populated based on information from the recordkeeper's internal system.

"Update File" means an itemized list of updates that should be made to the file that was last delivered.

1
Schedule 7 to Commitment Agreement, dated January 23, 2019
CONFIDENTIAL

CONFIDENTIAL TREATMENT REQUESTED

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***]

Deliverable	Delivery Date	Action by the Company/Plan	Action by Insurer
Preliminary Production Data File	January 30, 2019	Delivery Preliminary Production Data File	Receive and reconcile Preliminary Production Data File to begin data cleanse and data mapping
Check Register (as of February 1, 2019)	January 30, 2019	Deliver Check Register	Receive Check Register
Final Production Data File	March 15, 2019	Deliver Final Production Data File	Receive Final Production Data File
Check Register (as of April 1, 2019)	March 19, 2019	Deliver Check Register	Receive Check Register
Update File	April 1, 2019	Deliver Update File	Receive Update File
Update File	April 22, 2019	Delivery Update File	Receive Update File

2
Schedule 7 to Commitment Agreement, dated January 23, 2019
CONFIDENTIAL

CONFIDENTIAL TREATMENT REQUESTED

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***]

Schedule 8
to
Commitment Agreement

GAC ISSUANCE TRUE-UP PREMIUM
This Schedule 8 provides a description of the methodologies and procedures by which Insurer will calculate the GAC Issuance True-Up Premium.

[***].

[***]. [***]. [***].

[***]. [***].

a.    [***];
b.    [***];
c.    [***];
d.    [***];
e.    [***];
f.    [***];
g.    [***];
h.    [***]; or,
i.    [***].

[***]. [***].

1
Schedule 8 to Commitment Agreement, dated January 23, 2019
CONFIDENTIAL

CONFIDENTIAL TREATMENT REQUESTED

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***]

[***]. [***]. [***]. [***]. [***]. [***].

2
Schedule 8 to Commitment Agreement, dated January 23, 2019
CONFIDENTIAL

CONFIDENTIAL TREATMENT REQUESTED

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***]

Schedule 9
to
Commitment Agreement

HISTORICAL MORTALITY DATA

The data file titled [***], provided on behalf of the Company to Insurer via email with direction to a secure website at 9:53 a.m. eastern time on January 9, 2019.

1
Schedule 9 to Commitment Agreement, dated January 23, 2019
CONFIDENTIAL

CONFIDENTIAL TREATMENT REQUESTED

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***]

Schedule 10
to
Commitment Agreement

STATE INSURANCE GOVERNMENTAL AUTHORITIES

1.    Arkansas
2.    Connecticut
3.    Florida
4.    Georgia
5.    Idaho
6.    Iowa
7.    Louisiana
8.    Maryland
9.    Massachusetts
10.    Minnesota
11.    Mississippi
12.    Montana
13.    New Hampshire
14.    Ohio
15.    Oklahoma
16.    South Dakota
17.    Vermont
18.    Washington
19.    West Virginia
20.    District of Columbia
21.    Puerto Rico

1
Schedule 10 to Commitment Agreement, dated January 23, 2019
CONFIDENTIAL

CONFIDENTIAL TREATMENT REQUESTED

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***]

Schedule 11
to
Commitment Agreement

[***]

[***]

[***]
[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]
[***]	[***]
[***]	[***]
[***]	[***]

[***]

[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

1
Schedule 11 to Commitment Agreement, dated January 23, 2019
CONFIDENTIAL